                                   FORM 8-K



                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549




                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           May 18, 1999
                                                ------------------------

BANK ONE CORPORATION
--------------------------------------------------------------------------------
(Exact name of registrant as specified in its charter)


Delaware                          333-60313                    31-0738296
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission                (IRS Employer
  of incorporation)                File Number)              Identification No.)


One First National Plaza,  Chicago, IL                           60670
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (ZIP Code)


Registrant's telephone number, including area code   312-732-4000
                                                     ------------

Item 5.  Other Events
------

     On May 18, 1999, the Registrant issued a press release announcing that its Board of Directors had authorized the repurchase of up to 65 million shares of the Registrant's common stock. A copy of such press release is attached as
Exhibit 99 to this Current Report on Form 8-K and incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
------

(c)  Exhibits.

  Exhibit Number    Description of Exhibits
  --------------    -----------------------

  99                Registrant's May 18, 1999 Press Release



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       BANK ONE CORPORATION
                                       ---------------------
                                       (Registrant)


Date:  May 18, 1999                    By:  /s/ M. Eileen Kennedy
      -------------                       -------------------------
                                            Title: Treasurer

                                 EXHIBIT INDEX



Exhibit Number    Description of Exhibits
--------------    -----------------------


99                Registrant's May 18, 1999 Press Release


                                       3